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EXHIBIT 12.1

CERTIFICATION

I, Leonidas Fragkiadakis, certify that:

1.
I have reviewed this Annual Report on Form 20-F of National Bank of Greece S.A. ("National Bank of Greece");

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of National Bank of Greece as of, and for, the periods presented in this annual report;

4.
National Bank of Greece's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for National Bank of Greece and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to National Bank of Greece, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of National Bank of Greece's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such an evaluation; and

d)
disclosed in this report any change in National Bank of Greece's internal control over financial reporting that occurred during the period covered by this annual report that has materially affected, or is reasonably likely to materially affect, National Bank of Greece's internal control over financial reporting.

5.
National Bank of Greece's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to National Bank of Greece's auditors and the audit committee of National Bank of Greece's Board of Directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect National Bank of Greece's ability to record, process, summarize and report financial information; and

b)
any fraud, whether or not material, that involves management or other employees who have a significant role in National Bank of Greece's internal control over financial reporting.

Date: May 15, 2015	/s/ LEONIDAS FRAGKIADAKIS Leonidas Fragkiadakis Chief Executive Officer

 CERTIFICATION

I, Paula Hadjisotiriou, certify that:

1.
I have reviewed this Annual Report on Form 20-F of National Bank of Greece S.A. ("National Bank of Greece");

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of National Bank of Greece as of, and for, the periods presented in this annual report;

4.
National Bank of Greece's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for National Bank of Greece and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to National Bank of Greece, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of National Bank of Greece's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such an evaluation; and

d)
disclosed in this report any change in National Bank of Greece's internal control over financial reporting that occurred during the period covered by this annual report that has materially affected, or is reasonably likely to materially affect, National Bank of Greece's internal control over financial reporting.

5.
National Bank of Greece's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to National Bank of Greece's auditors and the audit committee of National Bank of Greece's Board of Directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect National Bank of Greece's ability to record, process, summarize and report financial information; and

b)
any fraud, whether or not material, that involves management or other employees who have a significant role in National Bank of Greece's internal control over financial reporting.

Date: May 15, 2015	/s/ PAULA HADJISOTIRIOU Paula Hadjisotiriou Deputy Chief Executive Officer and Group Chief Financial Officer

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  EXHIBIT 12.1
CERTIFICATION
CERTIFICATION